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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 28549

                         -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                            Date of report :         1/28/98
               (Date of earliest event reported):    1/22/98


                             SFX BROADCASTING, INC.
               (Exact name of registrant as specified in charter)


          Delaware                 0-22486                 13-3649750
----------------------------     -----------          -------------------
(State or Other Jurisdiction     (Commission             (IRS Employer
      of Incorporation)           File No.)           Identification No.)


           650 Madison Avenue, New York, New York          10022
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          (Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code:  (212) 407-9191

                                      N/A
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         (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

CONSENT SOLICITATION.

         The press release, dated January 22, 1998 attached hereto is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits

         99.1 Press release, dated January 22, 1998, of SFX Broadcasting, Inc.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


SFX BROADCASTING, INC.



By: /s/ Howard J. Tytel
   -------------------------------------
   Name:  Howard J. Tytel
   Title: Executive Vice President


Date: 1/27/98

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